UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2017

XOMA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-14710	52-2154066
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

XOMA Corporation

2910 Seventh Street

Berkeley, CA 94710

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (510) 204-7200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

As previously announced, XOMA Corporation (“XOMA”) will participate in the Cowen & Company 37th Annual Health Care Conference in Boston, Massachusetts. XOMA’s Chief Executive Officer, Jim Neal, is scheduled to make a presentation at the conference on Tuesday, March 7, 2017, beginning at 11:20 a.m. EST. A copy of the materials to be presented at the conference is being furnished as Exhibit 99.1 to this report. Exhibit 99.1 is incorporated by reference under this Item 7.01. Such presentation materials are also available on XOMA’s Investor Relations website at http://investors.xoma.com.

The information contained herein is being furnished pursuant to Item 7.01 of Form 8-K, “Regulation FD Disclosure.” This information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The exhibit listed below and in the Exhibit Index is being furnished pursuant to Regulation FD as part of this report and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Exhibit Number	Description of Exhibit

99.1	Investor Materials to be presented at the Cowen & Company 37th Annual Health Care Conference on March 7, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 6, 2017	XOMA Corporation

	By:	/s/ Denis J. Quinlan
Denis J. Quinlan
Sr. Corporate Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Investor Materials to be presented at the Cowen & Company 37th Annual Health Care Conference on March 7, 2017